Exhibit 99.1

PPG Industries, Inc. One PPG Place Pittsburgh, Pennsylvania 15272 USA www.ppg.com

Contact: Jeremy Neuhart PPG Corporate Communications 412-434-3046 neuhart@ppg.com

Investors: Vince Morales PPG Investor Relations 412-434-3740 vmorales@ppg.com

PPG commences split-off exchange offer for commodity chemicals business

PITTSBURGH, Dec. 27, 2012 – PPG Industries (NYSE:PPG) today announced that it has commenced its exchange offer related to the split-off transaction of its commodity chemicals business. The split-off transaction is in connection with the separation and merger of Eagle Spinco Inc., a wholly-owned subsidiary of PPG that will own substantially all of the assets and liabilities of PPG’s commodity chemicals business, with a subsidiary of Georgia Gulf Corporation (NYSE:GGC). As previously announced, PPG entered into definitive agreements as of July 18, 2012 to separate and merge its commodity chemicals business with Georgia Gulf.

Key elements of the exchange offer:

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PPG shareholders have the option to exchange all, some or none of their shares of PPG common stock for shares of Eagle Spinco common stock, subject to proration as described below. Shares of Eagle Spinco common stock will convert automatically into the right to receive shares of Georgia Gulf common stock at the closing of the merger of a Georgia Gulf subsidiary with and into Eagle Spinco, which is expected to occur promptly after completion of the exchange offer.

•	Tendering PPG shareholders are expected to receive approximately $1.11 of Georgia Gulf common stock for every $1.00 of PPG common stock tendered, subject to the upper limit described below.

•

PPG will determine the prices at which shares of PPG common stock and shares of Eagle Spinco common stock (and ultimately Georgia Gulf common stock) will be exchanged by reference to the simple arithmetic average of the daily volume-weighted average prices of PPG common stock and Georgia Gulf common stock, respectively, on the New York Stock Exchange on each of the last three trading days of the exchange offer.

•

PPG currently expects to issue approximately 35,236,010 shares of Eagle Spinco common stock in the exchange offer. The exact number of shares of Eagle Spinco common stock to be issued will be equal to the greater of 35,200,000 or 1.02020202 times the number of shares of Georgia Gulf common stock outstanding immediately prior to the merger. The number of shares of PPG common stock that will be accepted in the exchange offer will depend on the final exchange ratio, the number of shares of Eagle Spinco common stock offered and the number of shares of PPG common stock tendered. Based on recent trading prices of the PPG common stock and the Georgia Gulf common stock, and assuming the issuance of 35,236,010 shares of Eagle Spinco

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common stock, if the exchange offer were fully subscribed, approximately 9,973,679 shares of PPG common stock would be accepted for exchange in the exchange offer.

•	The exchange offer and withdrawal rights are scheduled to expire at 8:00 a.m., New York City time, on January 28, 2013, unless the exchange offer is extended or terminated.

The exchange offer is designed to permit PPG shareholders to exchange their shares of PPG common stock for shares of Eagle Spinco common stock at a discount of 10 percent to the per-share value of Georgia Gulf common stock, subject to a limit of 3.9745 shares of Eagle Spinco common stock per share of PPG common stock. Each share of Eagle Spinco common stock will then convert automatically into the right to receive one share of Georgia Gulf common stock following the merger of the Georgia Gulf subsidiary with and into Eagle Spinco. The shares of Georgia Gulf common stock issued in the merger are expected to represent approximately 50.5 percent of the Georgia Gulf common stock that will be outstanding after the merger.

If the exchange ratio limit of 3.9745 shares of Eagle Spinco common stock per share of PPG common stock is reached as of the initial expiration of the exchange offer, then the exchange offer will be subject to a mandatory extension of two trading days, as described in the exchange offer materials being sent to PPG shareholders.

The final exchange ratio showing the number of shares of Eagle Spinco common stock that PPG shareholders participating in the exchange offer will receive for each share of PPG common stock accepted for exchange will be announced by news release no later than 4:30 p.m., New York City time, on the last trading day prior to the expiration date (unless the exchange offer is extended). The exchange offer will expire at 8:00 a.m., New York City time, on January 28, 2013, unless terminated or extended, and the closing of the merger of the Georgia Gulf subsidiary with and into Eagle Spinco is expected to occur promptly after completion of the exchange offer. The transactions are subject to customary closing conditions, including Georgia Gulf stockholder approval. Georgia Gulf has scheduled a special meeting of shareholders to be held on January 10, 2013 to approve the issuance of Georgia Gulf common stock in the transaction. As a result of the exchange offer, the number of PPG’s outstanding shares will be reduced.

The exchange offer will be subject to proration if the exchange offer is oversubscribed, and the number of shares PPG accepts in the exchange offer may be fewer than the number of shares tendered.

If the exchange offer is consummated but not fully subscribed, then the remaining shares of Eagle Spinco common stock owned by PPG will be distributed as a pro rata dividend to PPG shareholders whose shares of PPG common stock remain outstanding and have not been accepted for exchange in the exchange offer. A PPG shareholder who validly tenders (and does not properly withdraw) shares of PPG common stock in the exchange offer will have such shares of PPG common stock exchanged for shares of Eagle Spinco common stock in the exchange offer and, accordingly, will waive any rights with respect to such shares of PPG common stock to receive shares of Eagle Spinco common stock distributed on a pro rata basis to PPG shareholders who have not exchanged their shares of PPG common stock in the exchange offer.

About PPG and Its Commodity Chemicals Business

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PPG Industries’ vision is to continue to be the world’s leading coatings and specialty products company. Through leadership in innovation, sustainability and color, PPG helps customers in industrial, transportation, consumer products, and construction markets and aftermarkets to enhance more surfaces in more ways than does any other company. Founded in 1883, PPG has global headquarters in Pittsburgh and operates in more than 60 countries around the world. Sales in 2011 were $14.9 billion. PPG shares are traded on the New York Stock Exchange (symbol: PPG). For more information, visit www.ppg.com.

PPG’s commodity chemicals business is a global producer of chlorine, caustic soda and related chemicals for use in applications such as chemical manufacturing, pulp and paper production, water treatment, plastics production and agricultural products, with manufacturing facilities in the U.S., Canada and Taiwan.

Forward-Looking Statements

Statements in this news release relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting PPG Industries’ current view with respect to future events or objectives and financial or operational performance or results. These matters involve risks and uncertainties as discussed in PPG Industries’ periodic reports on Form 10-K and Form 10-Q, and its current reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”). Accordingly, many factors could cause actual results to differ materially from the company’s forward-looking statements. This news release also contains statements about PPG Industries’ agreement to separate its commodity chemicals business and merge it with Georgia Gulf Corporation or a subsidiary of Georgia Gulf (the “Transaction”) and its offer to exchange shares of PPG common stock for shares of Eagle Spinco Inc. common stock (and ultimately shares of Georgia Gulf common stock) (the “Exchange Offer”). Many factors could cause actual results to differ materially from the company’s forward-looking statements with respect to the Transaction and the Exchange Offer, including the number of shares of PPG common stock tendered and accepted; the number of shares of Eagle Spinco (and ultimately Georgia Gulf) common stock issued in the Exchange Offer; the ultimate pricing, discount and other parameters of the Exchange Offer; the parties’ ability to satisfy the conditions of the Transaction; the parties’ ability to complete the Transaction on anticipated terms and schedule, including the ability of PPG to successfully complete the Exchange Offer, the ability of Georgia Gulf to obtain shareholder approval and the ability of the parties to obtain regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies for the management, expansion and growth of Georgia Gulf’s operations; Georgia Gulf’s ability to integrate PPG’s commodity chemicals business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s or Georgia Gulf’s business. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on PPG’s consolidated financial condition, results of operations or liquidity. Forward-looking statements speak only as of the date of their initial issuance, and PPG does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

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Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, PPG’s commodity chemicals business or PPG. In connection with the Transaction, Georgia Gulf has filed with the SEC a proxy statement on Schedule 14A and a registration statement on Form S-4 that includes a prospectus of Georgia Gulf relating to the Transaction. In addition, Eagle Spinco Inc., a subsidiary of PPG Industries, has filed with the SEC a registration statement on Form S-4 and S-1 that includes a prospectus of the PPG commodity chemicals business relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statements and proxy statement/prospectus may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com and clicking on the “Investors” link and then on the “SEC Filings” link, or upon written request to Georgia Gulf, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, GA 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, PA 15272, Attention: Investor Relations. Shareholders also may read and copy any reports, statements and other information filed by Georgia Gulf,PPG or Eagle Spinco with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Georgia Gulf, PPG and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on Feb. 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012, in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on Feb. 16, 2012, and in its definitive proxy statement filed with the SEC on March 8, 2012, in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC.

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